SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                                  FORM 8-K



                                CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  July 9, 1996


                      Northern States Power Company
          (Exact name of registrant as specified in its charter)


                               Minnesota
             (State or other jurisdiction of incorporation)


  1-3034                                            41-0448030
(Commission File Number)       (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                             55401
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code 612-330-5500



(Former name or former address, if changed since last report)

Item 5.                        Other Events

Attached as Exhibit 99.01 are the audited consolidated financial statements of NRG Energy, Inc. and its subsidiaries for the year ended December 31, 1995 and the related management's discussion and analysis.


Item 7.                        Financial Statements and Exhibits

(c)  EXHIBITS

Exhibit
  No.               Description

 23.01              Consent of Independent Accountants

 99.01              Excerpts from NRG Energy, Inc. 1995
                      Annual Report to Shareholder:

                           Management's Discussion and
                             Analysis

                           Report of Independent Accountants

                           Consolidated Balance Sheet

                           Consolidated Statement of Income

                           Consolidated Statement of Cash
                             Flows

                           Consolidated Statement of
                             Stockholder's Equity

                           Notes to Consolidated Financial
                             Statements



                                 SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Northern States Power Company
                               (a Minnesota Corporation)



                               By /s/
                               Roger D. Sandeen
                               Vice President, Controller
                                and Chief Information Officer



Dated: July 9, 1996


                                           EXHIBIT INDEX

Method of             Exhibit
 Filing                 No.               Description

  DT                   23.01              Consent of Independent Accountants

  DT                   99.01              Excerpts from NRG Energy, Inc. 1995
                                           Annual Report to Shareholder:

                                              Management's Discussion and
                                               Analysis

                                              Report of Independent Accountants

                                              Consolidated Balance Sheet

                                              Consolidated Statement of Income

                                              Consolidated Statement of Cash
                                               Flows

                                              Consolidated Statement of
                                               Stockholder's Equity

                                              Notes to Consolidated Financial
                                               Statements

DT = Filed electronically with direct transmission of this Form
8-K.